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                                                                    EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Entertainment Properties Trust (the "Issuer") for the quarter ended June 30, 2002, I, David M. Brain, President and Chief Executive Officer of the Issuer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Quarterly Report on Form 10-Q of the Issuer for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q of the Issuer for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Issuer for and as of the end of such quarter.


                                      By   /s/ David M Brain
                                        ---------------------------------------
                                         David M. Brain
                                         President and Chief Executive Officer


Date:  August 13, 2002